Exhibit 99.1

Daseke Provides Business Update

Company expects to generate positive cash flows from operating activities, positive Free Cash Flow, and further strengthen liquidity position during fiscal second quarter

Freight volumes improved five of last six weeks since the April low point

Addison, Texas – June 18, 2020 – Daseke, Inc. (NASDAQ: DSKE) (“Daseke” or the “Company”), the largest flatbed and specialized transportation and logistics solutions company in North America, provided an update on its business, operations and strong liquidity position as of June 1, 2020.

Highlights:

•	Freight volumes have improved five of the last six weeks since troughing during the month of April
•	Company expects positive cash flows from operating activities and positive Free Cash Flow in the second quarter ending June 30, 2020
•	At June 1, 2020 the Company had more than $220 million of available liquidity, including approximately $80 million available under the revolving credit facility and cash and cash equivalents
•	Cash and cash equivalents as of June 1, 2020 increased to over $140 million compared to $107.5 million at the end of the first quarter
•

Financial results continue to benefit from the previously launched integration, business improvement and comprehensive restructuring plans, which have strengthened the Company and continued to support positive operating profits and free cash flow generation

•	Daseke has made substantial progress on the strategic divestiture of its Aveda assets and expects to conclude the process by the end of the third quarter 2020

“As the leader in the North American flatbed and specialized transportation market, Daseke continues to move the industrial economy as many of the companies in the end markets we serve are essential service providers and critical components to the economy,” said Chris Easter, Chief Executive Officer of Daseke. “Our business model remains stable and resilient, supported by a highly diverse, blue-chip customer base and a substantial asset-light business, which brings a highly variable cost structure. Further, the proactive efforts we’ve taken over the last year to streamline our operations and improve our business flexibility have helped Daseke generate positive free cash flow and drive further operational and cost efficiencies, despite the headwinds to volumes related to the pandemic during the quarter.”

Easter continued, “Additionally, excluding the Memorial holiday week, we’ve seen sequential volume improvements for five straight weeks across the month of May and the beginning of June.  We will remain agile and adaptive to changes in the environment, as we continue to deliver on our goals to improve operating income results and consistently grow our cash flows.”

Easter concluded, “Lastly, we’ve made substantial progress in the strategic divestiture of our Aveda assets, which focus primarily on the oil & gas end market.  We expect to complete the process by the end of the third quarter, at which time our exposure to the oil & gas end market will fall from approximately 13% of revenue in 2019, to less than 2% moving forward.  More importantly, we will have further streamlined our business from 16 operating companies at this time last year, to 9 following completion of the process. We have materially transformed our business and are well positioned to drive improved operating performance and long-term growth as the U.S. economy continues to build momentum and recover from the pandemic.”

About Daseke, Inc.

Daseke, Inc. is the largest flatbed and specialized transportation and logistics company in North America. Daseke offers comprehensive, best-in-class services to many of the world’s most respected industrial shippers through experienced people, a fleet of more than 5,000 tractors and 11,500 flatbed and specialized trailers. For more information, please visit www.daseke.com.

Use of Non-GAAP Measures

This news release includes the non-GAAP financial measures, Free Cash Flow.  Please note that the non-GAAP measures described below is not a substitute for, or more meaningful than, cash flows from operating activities. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally.

Free Cash Flow

Daseke defines Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows.

The Company’s board of directors and executive management team use Free Cash Flow to assess the Company’s liquidity and ability to repay maturing debt, fund operations and make additional investments. The Company believes Free Cash Flow provides useful information to investors because it is an important indicator of the Company’s liquidity, including its ability to reduce net debt, make strategic investments, pay dividends to common shareholders and repurchase stock.

Forward‐Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, including its restructuring actions and cost reduction initiatives; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Aveda assets divestitures; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results.

These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks,  such as downturns in customers’ business cycles and disruptions in capital and credit markets, the impact to the Company’s business and operations resulting from the COVID-19 pandemic, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to complete planned or future divestitures, including of Aveda assets, successfully, the Company’s ability to adequately address downward pricing and other competitive pressures, driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, our ability to realize intended benefits from its recent or future acquisitions, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, litigation and governmental proceedings, and insurance and claims expenses. You should not place undue reliance on these forward-looking statements.  For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange

Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K, and subsequent quarterly reports on Form 10-Q, particularly the section titled “Risk Factors”.

Investor Relations:

Alpha IR Group

Joseph Caminiti or Chris Hodges

312-445-2870

DSKE@alpha-ir.com